UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2010

Cadence Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33103	41-2142317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200

San Diego, California 92130

(Address of principal executive offices, including zip code)

(858) 436-1400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 14, 2010, Cadence Pharmaceuticals, Inc. issued a press release announcing that, earlier on that date, the U.S. Food and Drug Administration notified the company that it has classified the OFIRMEV™ (acetaminophen) injection New Drug Application (NDA) resubmission as a complete Class 2 response to the agency’s February 10, 2010 action letter and assigned a new Prescription Drug User Fee Act (PDUFA) action date of November 4, 2010. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cadence Pharmaceuticals, Inc. dated May 14, 2010

Cadence™ and OFIRMEV™ are trademarks of Cadence Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.

By:	/s/ HAZEL M. AKER
Hazel M. Aker Senior Vice President, General Counsel and Secretary

Date: May 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cadence Pharmaceuticals, Inc. dated May 14, 2010